Exhibit 99.2

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Three Months Ended			Six Months Ended
	June 2010	June 2009	March 2010	June 2010	June 2009

Interest & Loan Fees Income	$82,189	$92,532	$84,096	$166,285	$187,237
Tax equivalent adjustment	1,490	2,902	1,557	3,047	5,866

Interest & Fees Income (FTE)	83,679	95,434	85,653	169,332	193,103
Interest expense	22,025	30,323	23,617	45,642	64,111

Net Interest Income (FTE)	61,654	65,111	62,036	123,690	128,992

Credit Loss Provision	6,400	23,251	6,868	13,268	31,279

Non-Interest Income:
Fees from trust & brokerage services	3,461	3,506	3,272	6,733	7,100
Fees from deposit services	10,117	10,255	9,224	19,341	19,558
Bankcard fees and merchant discounts	1,078	1,058	1,042	2,120	1,981
Other charges, commissions, and fees	490	526	358	848	977
Income from bank-owned life insurance	1,185	1,340	1,028	2,213	1,238
Mortgage banking income	129	167	112	241	304
Other non-interest revenue	1,424	2,293	915	2,339	3,308
Net other-than-temporary impairment losses	(1,096)	(1,137)	(1,486)	(2,582)	(1,232)
Net gains (losses) on sales/calls of investment securities	796	(158)	1,108	1,904	6

Total Non-Interest Income	17,584	17,850	15,573	33,157	33,240

Non-Interest Expense:
Employee compensation	14,848	14,751	14,901	29,749	29,698
Employee benefits	4,332	4,734	4,494	8,826	9,623
Net occupancy	4,274	4,154	4,671	8,945	8,706
Other expenses	16,138	16,244	15,140	31,278	31,146
Amortization of intangibles	491	662	534	1,025	1,366
OREO expense	2,648	869	1,620	4,268	2,106
FDIC expense	2,457	4,284	2,391	4,848	4,867

Total Non-Interest Expense	45,188	45,698	43,751	88,939	87,512

Income Before Income Taxes (FTE)	27,650	14,012	26,990	54,640	43,441

Tax equivalent adjustment	1,490	2,902	1,557	3,047	5,866

Income Before Income Taxes	26,160	11,110	25,433	51,593	37,575

Taxes	8,241	2,954	8,011	16,252	(214)

Net Income	$17,919	$8,156	$17,422	$35,341	$37,789

MEMO: Effective Tax Rate	31.50%	26.59%	31.50%	31.50%	(0.57%)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Balance Sheets

	June 30 2010 Q-T-D Average	June 30 2009 Q-T-D Average	June 30 2010	December 31 2009	June 30 2009
Cash & Cash Equivalents	$456,010	$182,500	$450,309	$449,767	$201,899

Securities Available for Sale	766,278	1,001,965	769,594	811,777	958,362
Held to Maturity Securities	70,691	103,138	68,704	77,421	102,168
Other Investment Securities	79,815	78,478	79,793	77,722	77,695

Total Securities	916,784	1,183,581	918,091	966,920	1,138,225

Total Cash and Securities	1,372,794	1,366,081	1,368,400	1,416,687	1,340,124

Loans held for sale	1,827	3,998	879	5,284	12,191

Commercial Loans	3,668,802	3,880,602	3,638,669	3,801,254	3,859,404
Mortgage Loans	1,552,455	1,711,452	1,538,432	1,606,560	1,682,878
Consumer Loans	300,091	357,725	289,857	332,964	352,940

Gross Loans	5,521,348	5,949,779	5,466,958	5,740,778	5,895,222

Unearned income	(3,661)	(5,491)	(3,411)	(3,969)	(5,066)

Loans, net of unearned income	5,517,687	5,944,288	5,463,547	5,736,809	5,890,156

Allowance for Loan Losses	(68,273)	(62,760)	(69,153)	(67,853)	(64,222)

Goodwill	312,051	312,192	311,878	312,069	312,140
Other Intangibles	4,054	6,362	3,799	4,823	6,019

Total Intangibles	316,105	318,554	315,677	316,892	318,159

Real Estate Owned	40,611	35,858	36,019	40,058	42,223
Other Assets	338,630	294,650	347,991	357,224	308,885

Total Assets	$7,519,381	$7,900,669	$7,463,360	$7,805,101	$7,847,516

MEMO: Earning Assets	$6,695,924	$7,102,032	$6,635,280	$6,956,322	$7,011,338

Interest-bearing Deposits	$4,614,184	$4,690,644	$4,479,030	$4,862,943	$4,669,705
Noninterest-bearing Deposits	1,081,171	1,025,773	1,135,114	1,108,157	1,066,205

Total Deposits	5,695,355	5,716,417	5,614,144	5,971,100	5,735,910

Short-term Borrowings	291,646	494,605	306,427	222,944	426,942
Long-term Borrowings	696,652	860,377	696,551	771,935	852,312

Total Borrowings	988,298	1,354,982	1,002,978	994,879	1,279,254

Other Liabilities	56,842	63,115	68,663	77,572	75,969

Total Liabilities	6,740,495	7,134,514	6,685,785	7,043,551	7,091,133

Preferred Equity	—	—	—	—	—
Common Equity	778,886	766,155	777,575	761,550	756,383

Total Shareholders’ Equity	778,886	766,155	777,575	761,550	756,383

Total Liabilities & Equity	$7,519,381	$7,900,669	$7,463,360	$7,805,101	$7,847,516

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended			Six Months Ended
Quarterly/Year-to-Date Share Data:	June 2010	June 2009	March 2010	June 2010	June 2009

Earnings Per Share:
Basic	$0.41	$0.19	$0.40	$0.81	$0.87
Diluted	$0.41	$0.19	$0.40	$0.81	$0.87

Common Dividend Declared Per Share:	$0.30	$0.29	$0.30	$0.60	$0.58

High Common Stock Price	$31.99	$27.75	$28.00	$31.99	$33.64
Low Common Stock Price	$23.82	$16.81	$20.15	$20.15	$13.15

Average Shares Outstanding (Net of Treasury Stock):
Basic	43,539,531	43,396,901	43,455,296	43,497,809	43,402,034
Diluted	43,640,805	43,463,108	43,534,435	43,587,686	43,464,674

Memorandum Items:

Tax Applicable to Security Sales/Calls	$279	$(55)	$388	$666	$2

Common Dividends	$13,078	$12,599	$13,051	$26,129	$25,193

EOP Share Data:			June 2010	June 2009	March 2010

Book Value Per Share			$17.84	$17.42	$17.68
Tangible Book Value Per Share			$10.60	$10.09	$10.41

52-week High Common Stock Price			$31.99	$42.00	$28.00
Date			04/23/10	09/19/08	03/23/10
52-week Low Common Stock Price			$16.39	$13.15	$16.39
Date			11/20/09	03/06/09	11/20/09

EOP Shares Outstanding (Net of Treasury Stock):			43,581,834	43,412,424	43,498,754

Memorandum Items:

EOP Employees (full-time equivalent)			1,470	1,502	1,465

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended			Six Months Ended
Selected Yields and Net Interest Margin:	June 2010	June 2009	March 2010	June 2010	June 2009

Loans	5.33%	5.44%	5.32%	5.33%	5.47%
Investment Securities	4.75%	5.24%	4.97%	4.86%	5.29%
Money Market Investments/FFS	0.33%	0.11%	0.38%	0.35%	0.28%
Average Earning Assets Yield	5.01%	5.38%	5.05%	5.03%	5.42%
Interest-bearing Deposits	1.26%	1.79%	1.35%	1.30%	1.94%
Short-term Borrowings	0.06%	0.16%	0.05%	0.06%	0.20%
Long-term Borrowings	4.32%	4.29%	4.32%	4.32%	4.22%
Average Liability Costs	1.58%	2.01%	1.66%	1.62%	2.10%
Net Interest Spread	3.43%	3.37%	3.39%	3.41%	3.32%
Net Interest Margin	3.69%	3.67%	3.65%	3.67%	3.61%

Selected Financial Ratios:

Return on Average Common Equity	9.23%	4.27%	9.17%	9.20%	10.07%
Return on Average Assets	0.96%	0.41%	0.92%	0.94%	0.96%
Efficiency Ratio	52.87%	52.42%	53.34%	53.10%	51.41%

	June 2010		June 2009		March 2010

Loan / Deposit Ratio	97.32%		102.69%		96.72%
Allowance for Loan Losses/ Loans, net of unearned income	1.27%		1.09%		1.22%
Allowance for Credit Losses (1)/ Loans, net of unearned income	1.31%		1.13%		1.26%
Nonaccrual Loans / Loans, net of unearned income	1.19%		0.73%		1.11%
90-Day Past Due Loans/ Loans, net of unearned income	0.17%		0.28%		0.18%
Non-performing Loans/ Loans, net of unearned income	1.35%		1.03%		1.29%
Non-performing Assets/ Total Assets	1.47%		1.31%		1.49%
Primary Capital Ratio	11.27%		10.40%		10.92%
Shareholders’ Equity Ratio	10.42%		9.64%		10.10%
Price / Book Ratio	1.34	x	1.12	x	1.48	x
Price / Earnings Ratio	14.53	x	26.03	x	16.38	x

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Asset Quality Data:	June 2010	June 2009	December 2009	March 2010

EOP Non-Accrual Loans	$64,831	$42,825	$50,856	$62,449
EOP 90-Day Past Due Loans	9,055	16,532	20,314	9,959
EOP Restructured Loans	—	1,095	1,087	—

Total EOP Non-performing Loans	$73,886	$60,452	$72,257	$72,408

EOP Other Real Estate & Assets Owned	36,019	42,223	40,058	41,179

Total EOP Non-performing Assets	$109,905	$102,675	$112,315	$113,587

	Three Months Ended			Six Months Ended
Allowance for Credit Losses:(1)	June 2010	June 2009	March 2010	June 2010	June 2009

Beginning Balance	$70,366	$64,682	$70,010	$70,010	$63,603
Provision Expense	6,400	23,251	6,868	13,268	31,279

	76,766	87,933	76,878	83,278	94,882
Gross Charge-offs	(5,985)	(21,702)	(6,935)	(12,920)	(29,053)
Recoveries	580	303	423	1,003	705

Net Charge-offs	(5,405)	(21,399)	(6,512)	(11,917)	(28,348)

Ending Balance	$71,361	$66,534	$70,366	$71,361	$66,534

Note: (1) Includes allowances for loan losses and lending-related commitments.